CERTIFICATION OF MANAGEMENT
Exhibit 32.1

Written Statement of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Global Energy Group, Inc. (the “Company”), hereby certifies that, to such person’s knowledge, on the date hereof:

(a)	the Form 10-QSB of the Company for the quarter ended September 30, 2003 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act or 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the condition and results of operations of the Company.

/s/ Carlos Coe

Name: Carlos Coe
Title: Chief Executive Officer
November 20, 2003